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                                                                     EXHIBIT 1.1


                                [ NUMBER] SHARES

                               NORIAN CORPORATION

                                  COMMON STOCK

                                 (NO PAR VALUE)

                             UNDERWRITING AGREEMENT

                                                                     June , 1996

ALEX. BROWN & SONS INCORPORATED
ROBERTSON, STEPHENS & COMPANY
As Representatives of the Several Underwriters
c/o Alex. Brown & Sons Incorporated
135 East Baltimore Street
Baltimore, Maryland 21202

Ladies/Gentlemen:

         Norian Corporation, a California corporation (the "Company"), proposes to sell to the several underwriters (the "Underwriters") named in Schedule I hereto for whom you are acting as representatives (the "Representatives") an aggregate of [NUMBER] shares (the "Firm Shares") of the Company's common stock, no par value per share (the "Common Stock"). The respective amounts of the Firm Shares to be so purchased by the several Underwriters are set forth opposite their names in Schedule I hereto. The Company also proposes to sell at the Underwriters' option an aggregate of up to [NUMBER] additional shares of the Company's Common Stock (the "Option Shares") as set forth below. If the firms listed in Schedule I hereto include only the Representatives, then the terms, "Underwriters" and "Representatives," as used herein, shall each be deemed to refer to such firms.

         As Representatives, you have advised the Company (a) that you are authorized to enter into this Agreement on behalf of the several Underwriters, and (b) that the several Underwriters are willing, acting severally and not jointly, to purchase the numbers of Firm Shares set forth opposite their respective names in Schedule I, plus their pro rata portion of the Option Shares if you elect to exercise the over-allotment option in whole or in part for the accounts of the several Underwriters. The Firm Shares and the Option Shares (to the extent the aforementioned option is exercised) are herein collectively called the "Shares."


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In consideration of the mutual agreements contained herein and of the interests of the parties in the transactions contemplated hereby, the parties hereto agree as follows:

         1.       REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

                  (a)      The Company represents and warrants as follows:

                          (i) A registration statement on Form S-1 (File No. 33-
) with respect to the Shares has been carefully prepared by the Company in conformity with the requirements of the Securities Act of 1933, as amended (the "Act"), and the Rules and Regulations (the "Rules and Regulations") of the Securities and Exchange Commission (the "Commission") thereunder and has been filed with the Commission under the Act. The Company has complied with the conditions for the use of Form S-1. Copies of such registration statement, including any amendments thereto, the preliminary prospectuses contained therein and the exhibits, financial statements and schedules, as finally amended and revised through the date hereof, have heretofore been delivered by the Company to you. The term "Registration Statement" as used in this Agreement shall mean such registration statement, including financial statements, schedules and exhibits, in the form in which it became or becomes, as the case may be, effective (including, if the Company omitted information from the registration statement pursuant to Rule 430A of the Rules and Regulations, the information deemed to be a part of the registration statement at the time it became effective pursuant to Rule 430A) and, in the event of any amendment thereto after the effective date of such registration statement, shall also mean (from and after the effectiveness of such amendment) such registration statement as so amended. If the Company files a registration statement to register a portion of the Shares and relies on Rule 462(b) for such registration statement to become effective upon filing with the Commission (the "Rule 462 Registration Statement"), then any reference to the "Registration Statement" shall be deemed to refer both to the registration statement referenced above (File No. 33-____) and to the Rule 462 Registration Statement, both as amended from time to time. The form of prospectus first filed by the Company with the Commission pursuant to its Rule 424(b) and Rule 430A is herein referred to as the "Prospectus." Each preliminary prospectus included in the Registration Statement prior to the time it becomes effective is herein referred to as a "Preliminary Prospectus."

                          (ii) The Company has been duly organized and is
validly existing as a corporation in good standing under the laws of the State of California, has the power and authority to own its properties and conduct its business as described in the Registration Statement, and is duly qualified to transact business and is in good standing in all jurisdictions in which the conduct of its business requires such qualification and in which the failure so to qualify would have a material adverse effect on the business, condition (financial or otherwise), results of operations or prospects of the Company.

                          (iii) Other than Norian B.V., a corporation organized
and existing under the laws of The Netherlands, and Norian Ltd., a corporation organized and existing under the laws of the United Kingdom, both of which are wholly owned subsidiaries of the Company (each of which is a "Subsidiary" and, collectively, the "Subsidiaries"), the Company has no





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subsidiaries. Each Subsidiary has been duly organized and is validly existing as a corporation in good standing under the laws of the jurisdiction of its organization, has the power and authority to own its properties and conduct its business as described in the Registration Statement, and is duly qualified to transact business and is in good standing in all jurisdictions in which the conduct of its business requires such qualification and in which the failure so to qualify would have a material adverse effect on the business, condition (financial or otherwise), results of operations, or prospects of the Company.
All of the issued and outstanding shares of the capital stock of each Subsidiary have been duly authorized and validly issued, are fully paid and non-assessable, and are owned by the Company, free and clear of any security interests, claims, liens, pledges, equities or other encumbrances of any kind.

                          (iv) The Company has authorized and outstanding
capital stock as set forth under the heading "Capitalization" in the Prospectus as of the date stated therein; the outstanding shares of Common Stock have been duly authorized and validly issued, are fully paid and non-assessable and have been issued in compliance with all applicable federal and state securities laws; the Shares to be sold by the Company have been duly authorized and, when issued hereunder, will be validly issued, fully paid and non-assessable and will have been issued in compliance with all federal and state securities laws; no shareholder of the Company has any right pursuant to any agreement which has not been waived to require the Company to register the sale of any shares owned by such shareholder under the Act in the public offering contemplated hereby; the public offering contemplated hereby will cause a conversion of the outstanding shares of the Company's preferred stock, no par value per share ("Preferred Stock") into Common Stock pursuant to the Company's articles of incorporation and agreements between the Company and such shareholders; all necessary and proper corporate proceedings have been taken in order validly to authorize and issue such Common Stock and no further approval or authority of the shareholders or the board of directors of the Company is required for the sale of the Shares to be sold by the Company as contemplated hereby.

                          (v) The Shares conform with the statements concerning
them in the Registration Statement in all material respects. Except as specifically disclosed in the Registration Statement and the consolidated financial statements of the Company and the related notes thereto, the Company does not have outstanding any options to purchase, or any preemptive rights or other rights to subscribe for or to purchase, any securities or obligations convertible into, or any contracts or commitments, to issue or sell, shares of its capital stock or the capital stock of any of the Subsidiaries or any such options, rights, convertible securities or obligations. The descriptions of the Company's stock option, stock purchase and other stock-based plans (collectively, the "Stock Plans"), and of the options or other rights granted and exercised thereunder, set forth in the Prospectus, are accurate summaries and fairly present the information required to be shown with respect to such plans and rights in all material respects.

                          (vi) The Commission has not issued any order
preventing or suspending the use of any Preliminary Prospectus relating to the proposed offering of the Shares, nor instituted or, to the knowledge of the Company, threatened instituting proceedings for that purpose. The Registration Statement contains, and the Prospectus and any amendment or supplements thereto will contain, all statements which are required to be stated therein by, and in



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all respects conforms or will conform, as the case may be, to the requirements of, the Act and the Rules and Regulations. Neither the Registration Statement nor any amendment thereto contains or will contain, as the case may be, any untrue statement of a material fact, or omits or will omit, as the case may be, to state any material fact required to be stated therein or necessary to make the statements therein, as the case may be, not misleading. Neither the Prospectus, nor any supplement thereto, contains or will contain, as the case may be, any untrue statement of a material fact, or omits or will omit, as the case may be, any material fact necessary to make the statements made therein, in light of the circumstances under which they were made, not misleading. Notwithstanding the foregoing, however, the Company makes no representations or warranties as to information contained in or omitted from the Registration Statement or the Prospectus, or any such amendment or supplement, in reliance upon, and in conformity with, written information furnished to the Company by or on behalf of any Underwriter through the Representatives, specifically for use therein.

                          (vii) The consolidated financial statements of the
Company, together with related notes and schedules as set forth in the Registration Statement, present fairly the consolidated financial position and results of operations of the Company and the Subsidiaries, at the indicated dates and for the indicated periods. Such consolidated financial statements, schedules and related notes have been prepared in accordance with generally accepted accounting principles, consistently applied throughout the periods involved, and all adjustments necessary for a fair presentation of results for such periods have been made. The summary financial and statistical data and schedules included in the Registration Statement present fairly the information shown therein and have been compiled on a basis consistent with the financial statements presented therein. No other financial statements or schedules are required to be included in the Registration Statement.

                          (viii) There is no action, suit or proceeding pending
or, to the knowledge of the Company, threatened against the Company or any Subsidiary before any court or regulatory, governmental or administrative agency or body which might result in any material adverse change in the business, condition (financial or otherwise), results of operations, or prospects of the Company and the Subsidiaries, taken as a whole, except as set forth in the Registration Statement. Neither the Company nor any Subsidiary is a party or subject to the provisions of any injunction, judgment, order, decree of any court, or any regulatory, administrative or governmental body or agency.

                          (ix) Each of the Company and the Subsidiaries has good
and marketable title to all of the properties and assets owned by it, reflected in either the consolidated financial statements or as described in the Registration Statement, and is subject to no security interest, claim, lien, pledge, equity, mortgage, or other encumbrance of any kind, except those reflected in such consolidated financial statements or as described in the Registration Statement and except for such encumbrances that, individually or in the aggregate, would not have a material adverse effect on the business, condition (financial or otherwise), results of operations, or prospects of the Company and the Subsidiaries, taken as a whole. Each of the Company and the Subsidiaries occupies its leased properties under valid and binding leases conforming to the descriptions thereof set forth in the Registration Statement.






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                          (x) Each of the Company and the Subsidiaries has filed
all foreign, federal, state and local income tax returns which have been required to be filed and has paid all taxes indicated by said returns and all assessments received by it. There is no tax deficiency which has been, or might reasonably be expected to be, asserted or threatened against the Company or any Subsidiary that could have a material adverse effect on the Company and the Subsidiaries, taken as a whole. Each of the Company and the Subsidiaries has paid all sales, user and transfer taxes applicable to it and its business and operations which were or are due. Neither the Company nor any Subsidiary has received any notice or deficiency or claim for payment from any governmental or regulatory body with respect to such sales, user or transfer taxes.

                          (xi) Since the respective dates as of which
information is given in the Registration Statement and the Prospectus, as amended or supplemented, (i) there has not been any material adverse change or development involving a prospective material adverse change in or affecting the business, condition (financial or otherwise), results of operations or prospects of the Company and the Subsidiaries, taken as a whole, (ii) there has not been any transaction entered into by the Company or any Subsidiary, other than transactions in the ordinary course or transactions specifically described in the Registration Statement and the Prospectus, as amended or supplemented, (iii) neither the Company nor any Subsidiary has sustained any material loss or interference with its business or properties from fire, flood, windstorm, accident or other calamity, not covered by insurance, (iv) the Company has not paid or declared any dividends or other distribution with respect to its capital stock, except as described in the Registration Statement and the Prospectus, (v) neither the Company nor any Subsidiary is in default in the payment of principal of, or interest on, any outstanding debt obligations, and (vi) there has not been any change in the capital stock (other than the sale of the Shares, the conversion of the Preferred Stock into Common Stock or the exercise of outstanding stock options pursuant to a Stock Plan described in the Registration Statement and the Prospectus) or increase in indebtedness of the Company or any Subsidiary. Neither the Company nor any Subsidiary has any material contingent obligation that is not disclosed in the Registration Statement (or contained in the consolidated financial statements or related notes thereto), as amended or supplemented.

                          (xii) Neither the Company nor any Subsidiary is in
violation or default under any provision of its articles of incorporation, bylaws (or comparable organizational or governing documents), or any of its agreements, leases, licenses, contracts, franchises, mortgages, permits, deeds of trust, indentures or other instruments or obligations to which the Company or any Subsidiary is a party or by which any of them or any of their properties is or may be bound or affected, except for any such violation or default that would not have a material adverse effect on the business, condition (financial or otherwise), results of operations or prospects of the Company and the Subsidiaries, taken as a whole.

                          (xiii) The execution, delivery and performance of this
Agreement and the consummation of the transactions herein contemplated do not and will not: (A) conflict with or result in a breach of, or violation of, any of the terms or provisions of, or constitute, either by itself or with the giving of notice or the passage of time or both, a default under, any indenture, license, mortgage, lease, franchise, permit, deed of trust or other agreement or instrument to



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which the Company or any Subsidiary is a party or by which the
Company or any Subsidiary or any of their property is or may be bound or affected, except for any breach, violation or default that would not have a material adverse effect on the business, condition (financial or otherwise), results of operations or prospects of the Company and the Subsidiaries, taken as a whole, or (B) violate any provision of the articles of incorporation or bylaws of the Company, or comparable organizational or governing documents of either Subsidiary, or (C) violate any injunction, judgment, order, decree, statute, rule or regulation applicable to the Company or any Subsidiary of any court or of any regulatory, administrative or governmental body or agency having jurisdiction over the Company, either of the Subsidiaries, or any of their property.

                          (xiv) The Company has the legal right, corporate power
and authority to enter into this Agreement and perform the transactions contemplated hereby. This Agreement has been duly authorized, executed and delivered by the Company and constitutes a valid, legal and binding obligation of the Company.

                          (xv) Each approval, registration, qualification,
license, permit, consent, order, authorization, designation, declaration or filing by or with any regulatory, administrative or other governmental body or agency necessary in connection with the execution and delivery by the Company of this Agreement and the consummation of the transactions herein contemplated (except such additional action as may be required by the National Association of Securities Dealers, Inc. (the "NASD") or that may be necessary to qualify the offer and sale of the Shares under state securities or blue sky laws) has been obtained or made and each is in full force and effect.

                          (xvi) Except as otherwise expressly described in the
Registration Statement, each of the Company and the Subsidiaries owns or possesses adequate and sufficient rights to use all patents, patent rights, copyrights, trademarks and trademark rights, inventions, trade secrets, tradenames, licenses or royalty arrangements, service marks, know-how or proprietary techniques, including processes or substances, or rights thereto of others, and governmental, regulatory or administrative authorizations, orders, permits, certificates and consents necessary for the conduct of the business of the Company and the Subsidiaries, except if the failure so to possess would not have a material adverse effect on the business, condition (financial or otherwise), results of operations or prospects of the Company and the Subsidiaries, taken as a whole. The Company is not aware of any material pending or threatened action, suit, proceeding or claim by others, either domestically or internationally, that the Company or any Subsidiary is violating any patents, patent rights, copyrights, trademarks or trademark rights, inventions, trade secrets, tradenames, licenses or royalty arrangements, service marks, know-how or proprietary techniques including processes or substances, or rights thereto of others, or governmental, regulatory or administrative authorizations, orders, permits, certificates and consents; except as otherwise expressly described in the Registration Statement, the Company is not aware of any rights of third parties to, or any infringement of, any of the Company's or either of the Subsidiaries' patents, patent rights, copyrights, trademarks or trademark rights, inventions, trade secrets, tradenames, licenses or royalty arrangements, service marks, know-how or proprietary techniques, including processes and substances, or rights thereto of others, which could have a material adverse effect on the business, condition (financial or otherwise), results of



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operations or prospects of the Company and the Subsidiaries, taken as a whole.
The Company is not aware of any pending or threatened material action, suit, proceeding or claim by others challenging the validity or scope of any of such patents, patent rights, copyrights, trademarks or trademark rights, inventions, trade secrets, tradenames, licenses or royalty arrangements, service marks, know-how or proprietary techniques, including processes or substances, or rights thereto of others.

                          (xvii) There are no contracts or other documents
required to be described in the Registration Statement or to be filed as exhibits to the Registration Statement by the Act or by the Rules and Regulations which have not been described or filed as required.

                          (xviii) Each of the Company and the Subsidiaries is
conducting business in compliance with all applicable laws, rules and regulations of the jurisdictions in which it is conducting business, including, without limitation, all applicable local, state, federal and foreign laws and regulations relating to (i) the preclinical and clinical development, manufacture, marketing, promotion, distribution, sale, or use of medical devices and (ii) the protection of human health and safety, the environment, hazardous or toxic substances or wastes, pollutants, or contaminants, except if the failure so to comply would not have a material adverse effect on the business, condition (financial or otherwise), results of operations, or prospects of the Company and the Subsidiaries, taken as a whole.

                          (xix) Neither the Company nor any of the Subsidiaries
has directly or indirectly, at any time during the past five years (i) made any unlawful contribution to any candidate for public office or failed to disclose fully any contribution in violation of laws, or (ii) made any payment to any federal, state or local governmental officer or official, or other person charged with similar public or quasi-public duties, other than payments required or permitted by the laws of the United States or any jurisdiction thereof.

                          (xx) Each of the Company and the Subsidiaries
maintains insurance of the types and in the amounts that are customary for companies in its business, including, but not limited to, products liability insurance, general liability insurance, and insurance governing all real and personal property owned or leased by it against theft, damage, destruction, acts of vandalism and all other risk customarily insured against, all of which insurance is in full force and effect.

                          (xxi) KPMG Peat Marwick, LLP, who has certified the
consolidated financial statements filed with the Commission as part of the Registration Statement, is an independent public accounting firm as required by the Act and the Rules and Regulations.

                          (xxii) The Company is not an "investment company" or
an "affiliated person" of, or "promoter" or "principal underwriter" for, an "investment company", as such terms are defined in the Investment Company Act of 1940, as amended, and the rules and regulations thereunder.




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                          (xxiii) Prior to the Closing Date, the Shares will be
duly authorized for listing on the National Market System of the National Association of Securities Dealers Automatic Quotation System ("NASDAQ") upon official notice of issuance.

                          (xxiv) Neither the Company nor any of the Subsidiaries
has made or offered to make any payment to any foreign official, foreign political party or candidate for foreign political office for the purpose of (A) influencing any act in such person's official capacity, (B) inducing such person to act or refrain from acting in violation of his or her lawful duty, or (C) inducing such person to influence a decision of a foreign government or entity, in order to assist the Company in retaining or obtaining business.

         2. PURCHASE, SALE AND DELIVERY OF THE FIRM SHARES. On the basis of the representations, warranties and covenants herein contained, and subject to the conditions herein set forth, the Company agrees to sell to the Underwriters, and each Underwriter agrees, severally and not jointly, to purchase, at a price of $_____ per share, the number of Firm Shares set forth opposite the name of each Underwriter in Schedule I hereof, subject to adjustments in accordance with
Section 9 hereof.

                  Payment for the Firm Shares to be sold hereunder is to be made in New York Clearing House funds by certified or bank cashier's check drawn to the order of the Company against delivery of certificates therefor to the Representatives for the several accounts of the Underwriters. Such payment and delivery are to be made at the offices of Alex. Brown & Sons Incorporated, 135 East Baltimore Street, Baltimore, Maryland at 10:00 a.m., Baltimore time, on the third business day after the date of this Agreement or at such other time and date not later than three business days thereafter as you and the Company shall agree upon in writing, such time and date being herein referred to as the "Closing Date." (As used herein, "business day" means a day on which the New York Stock Exchange is open for trading and on which banks in New York are open for business and are not permitted by law or executive order to be closed.) The certificates for the Firm Shares will be delivered in such denominations and in such registrations as the Representatives request in writing not later than the second business day prior to the Closing Date, and will be made available for inspection by the Representatives at least one business day prior to the Closing Date.

                  In addition, on the basis of the representations and warranties herein contained and subject to the terms and conditions herein set forth, the Company hereby grants an option to the several Underwriters to purchase the Option Shares at the price per share as set forth in the first paragraph of this Section 2. The option granted hereby may be exercised in whole or in part but only once and at any time upon written notice given within 30 days after the date of this Agreement, by you, as Representatives of the several Underwriters, to the Company setting forth the number of Option Shares as to which the several Underwriters are exercising the option, the names and denominations in which the Option Shares are to be registered and the time and date at which such certificates are to be delivered. The time and date at which certificates for Option Shares are to be delivered shall be determined by the Representatives but shall not be earlier than three nor later than 10 full business days after the exercise of such option, nor in any event prior to the Closing Date (such time and date being herein referred to as the "Option Closing Date").



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If the date of exercise of the option is three or more days before the
Closing Date, the notice of exercise shall set the Closing Date as the Option Closing Date. The number of Option Shares to be purchased by each Underwriter shall be in the same proportion to the total number of Option Shares being purchased as the number of Firm Shares being purchased by such Underwriter bears to the total number of Firm Shares, adjusted by you in such manner as to avoid fractional shares. The option with respect to the Option Shares granted hereunder may be exercised only to cover over-allotments in the sale of the Firm Shares by the Underwriters. You, as Representatives of the several Underwriters, may cancel such option at any time prior to its expiration by giving written notice of such cancellation to the Company. To the extent, if any, that the option is exercised, payment for the Option Shares shall be made on the Option Closing Date in New York Clearing House funds by certified or bank cashier's check drawn to the order of the Company against delivery of certificates therefor at the offices of Alex. Brown & Sons Incorporated, 135 East Baltimore Street, Baltimore, Maryland.

         3. OFFERING BY THE UNDERWRITERS. It is understood that the several Underwriters are to make a public offering of the Firm Shares as soon as the Representatives deem it advisable to do so. The Firm Shares are to be initially
offered to the public at the initial public offering price of $   per share (the
"Initial Public Offering Price") and to certain dealers at a price that
represents a concession not in excess of $   per share, and that any Underwriter
may allow, and such dealers may reallow, a concession not in excess of $ per share to any Underwriter and certain other dealers. The Representatives may from time to time thereafter change the public offering price and other selling terms. To the extent, if at all, that any Option Shares are purchased pursuant to Section 2 hereof, the Underwriters will offer them to the public on the foregoing terms.

                  It is further understood that you will act as the Representatives for the Underwriters in the offering and sale of the Shares in accordance with a Master Agreement Among Underwriters entered into by you and the several other Underwriters.

         4. COVENANTS OF THE COMPANY.

                  (a) The Company covenants and agrees with the several Underwriters that:

                          (i) The Company will (A) prepare and timely file with
the Commission under Rule 424(b) of the Rules and Regulations a Prospectus containing information previously omitted at the time of effectiveness of the Registration Statement in reliance on Rule 430A of the Rules and Regulations,
(B) not file any amendment to the Registration Statement or supplement to the Prospectus of which the Representatives shall not previously have been advised and furnished with a copy, or which is not in compliance with the Rules and Regulations, or to which the Representatives shall have reasonably objected in writing.

                          (ii) The Company will advise the Representatives
promptly of any request of the Commission for amendment of the Registration Statement or for supplement to the Prospectus or for any additional information, or of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the use of the Prospectus or of the institution of any proceedings for that purpose, and the Company will use its best efforts to


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

prevent the issuance of any such stop order preventing or suspending the use of the Prospectus and to obtain as soon as possible the lifting thereof, if issued.

                          (iii) The Company will cooperate with the
Representatives in endeavoring to qualify the Shares for sale under the securities laws of such jurisdictions as the Representatives may reasonably have designated in writing and will make such applications, file such documents, and furnish such information as may be reasonably required for that purpose; provided, however, that the Company shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction where it is not now so qualified or required to file such a consent. The Company will, from time to time, prepare and file such statements, reports, and other documents, as are or may be required to continue such qualifications in effect for so long a period as the Representatives may reasonably request for distribution of the Shares.

                          (iv) The Company will deliver to, or upon the order
of, the Representatives, from time to time, as many copies of any Preliminary Prospectus as the Representatives may reasonably request. The Company will deliver to, or upon the order of, the Representatives during the period when delivery of a Prospectus is required under the Act, as many copies of the Prospectus in final form, or as thereafter amended or supplemented, as the Representatives may reasonably request. The Company will deliver to the Representatives at or before the Closing Date, four signed copies of the Registration Statement and all amendments thereto, including all exhibits filed therewith, and will deliver to the Representatives such number of copies of the Registration Statement, but without exhibits, and of all amendments thereto, as the Representatives may reasonably request.

                          (v) If during the period in which a Prospectus is
required by law to be delivered by an Underwriter or dealer any event shall occur as a result of which, in the judgment of the Company or in the reasonable opinion of counsel for the Underwriters, it becomes necessary to amend or supplement the Prospectus in order to make the statements therein, in the light of the circumstances existing at the time the Prospectus is delivered to a purchaser, not misleading, or, if it is necessary at any time to amend or supplement the Prospectus to comply with any law, the Company promptly will prepare and file with the Commission an appropriate amendment to the Registration Statement or supplement to the Prospectus so that the Prospectus, as amended or supplemented, will not, in light of the circumstances when it is so delivered, be misleading, or so that the Prospectus, as amended or supplemented, will comply with the law.

                          (vi) The Company will make generally available to its
security holders, as soon as it is practicable to do so, but in any event not later than 15 months after the effective date of the Registration Statement, an earnings statement (which need not be audited) in reasonable detail, covering a period of at least 12 consecutive months beginning after the effective date of the Registration Statement, which earnings statement shall satisfy the requirements of Section 11(a) of the Act and Rule 158 of the Rules and Regulations and will advise you in writing when such statement has been so made available.




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                          (vii) The Company will, for a period of five years
after the Closing Date, deliver to the Representatives copies of annual reports and copies of all other documents, reports and information furnished by the Company to its shareholders or filed with any securities exchange pursuant to the requirements of such exchange or with the Commission pursuant to the Act or the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The Company will deliver to the Representatives similar reports with respect to any significant subsidiaries, as that term is defined in the Rules and Regulations, which are not consolidated in the Company's financial statements.

                          (viii) No offering, sale or other disposition of any
Common Stock of the Company will be made for a period of 180 days after the date of this Agreement, directly or indirectly, by the Company otherwise than hereunder or with the prior written consent of the Representatives except that the Company may, without such consent, issue shares (i) upon the exercise of options outstanding on the date of this Agreement issued pursuant to the Stock Plans, and (ii) in any transaction in which the shares issued are not eligible for sale in the public market during such 180-day period.

                          (ix) The Company will use its best efforts to include
the Shares on the Nasdaq National Market and to maintain such inclusion for a period of three years after the date hereto or until such earlier date as the Shares shall be listed on another national securities exchange approved by the Representatives.

                          (x) The Company will apply the net proceeds from the
offering and sale of the Shares to be sold by the Company in the manner set forth in the Prospectus under "Use of Proceeds" and will timely file a Form SR as required under the Securities Act regarding the use of proceeds from the sale of the Shares.

                          (xi) For a period of 180 days after the commencement
of the public offering of the Shares, the Company will not modify or waive any provision in any agreement between the Company and any of its directors, officers, shareholders or option holders, which provision or agreement restricts the ability to sell, contract to sell or otherwise dispose of any shares of Common Stock or rights to acquire such shares.


         5. COSTS AND EXPENSES. The Company will pay all costs, expenses and fees incident to the performance of the obligations of the Company under this Agreement, including, without limiting the generality of the foregoing, the following: accounting fees of the Company; the fees and disbursements of counsel for the Company; the cost of printing and delivering to, or as requested by, the Underwriters copies of the Registration Statement, Preliminary Prospectuses, the Prospectus, this Agreement, the Master Agreement Among Underwriters, the Master Selected

Dealers Agreement, the Underwriters' Selling Memorandum, the Underwriters' Questionnaire, the Invitation Letter, the Blue Sky Survey and any supplements or amendments thereto; the filing fees of the Commission; the filing fees and expenses incident to securing any required review by the NASD of the terms of the sale of the Shares; the listing fee of the Nasdaq National Market; and the expenses, including the fees and disbursements of counsel for the Underwriters, incurred in connection with the qualification of the Shares under state securities or blue sky laws. Any transfer taxes imposed on the sale of the Shares to the several Underwriters will be paid by the Company. The Company shall not, however, be required to pay for any of the Underwriters' expenses (other than those related to qualification under state securities or blue sky laws), except that, if this Agreement shall not be consummated because the conditions in Section 7 hereof are not satisfied, or because this Agreement is terminated by the Representatives pursuant to Section 6 hereof, or by reason of any failure, refusal or inability on the part of the Company to perform such undertaking or to satisfy any condition of this Agreement or to comply with any of the terms hereof on the Company's part to be performed, unless such failure to perform said undertaking or to satisfy said condition or to comply with said terms is due to the default or omission of any Underwriter, then the Company shall reimburse the several Underwriters for reasonable out-of-pocket expenses, including fees and disbursements of counsel, reasonably incurred in connection with investigating, marketing and proposing to market the Shares or in contemplation of performing their obligations hereunder; but the Company shall not in any event be liable to any of the several Underwriters for damages on account of loss of anticipated profits from the sale by them of the Shares.

         6. CONDITIONS OF OBLIGATIONS OF THE UNDERWRITERS. The several obligations of the Underwriters to purchase the Firm Shares on the Closing Date and the Option Shares, if any, on the Option Closing Date are subject to the accuracy, as of the Closing Date or the Option Closing Date, as the case may be, of the representations and warranties of the Company contained herein, and to the performance by the Company of its covenants and obligations hereunder and to the following additional conditions:

                  (a) No stop order suspending the effectiveness of the Registration Statement, as amended from time to time, shall have been issued and no proceedings for that purpose shall have been taken or, to the knowledge of the Company, shall be contemplated by the Commission.

                  (b) The Representatives shall have received on the Closing Date or the Option Closing Date, as the case may be, the opinion of Wilson, Sonsini, Goodrich & Rosati, Professional Corporation, counsel for the Company, dated the Closing Date or the Option Closing Date, as the case may be, addressed to the Underwriters to the effect that:

                          (i) The Company has been duly organized and is validly
existing as a corporation in good standing under the laws of the State of California, has full corporate power and authority to own its properties and conduct its business as described in the Prospectus, and is duly qualified to transact business and is in good standing in all jurisdictions in which the conduct of its business requires such qualification, except if the failure so to qualify would not have a material adverse effect upon the business, condition
(financial or otherwise), results of operations or prospects of the Company.

                          (ii) Other than Norian B.V., a corporation organized
and existing under the laws of The Netherlands, and Norian Ltd., a corporation organized and existing under the laws of the United Kingdom, both of which are wholly owned subsidiaries of the Company (each of which is a "Subsidiary" and, collectively, the "Subsidiaries"), the Company has no subsidiaries. Each Subsidiary has been duly organized and is validly existing as a corporation in good standing under the laws of the jurisdiction of its organization, has the power and authority to own its properties and conduct its business as described in the Registration Statement, and is duly qualified to transact business and is in good standing in all jurisdictions in which the conduct of its business requires such qualification and in which the failure so to qualify would have a material adverse effect on the business, condition (financial or otherwise), results of operations, or prospects of the Company. All of the issued and outstanding shares of the capital stock of each Subsidiary have been duly authorized and validly issued, are fully paid and non-assessable, and are owned by the Company, free and clear of any security interests, claims, liens, pledges, equities or other encumbrances of any kind.

                          (iii) The Company has authorized and outstanding
capital stock as set forth under the caption "Capitalization" in the Prospectus, as of the dates stated therein, and such counsel shall specify the shares of Common Stock issued and outstanding as of the date of such opinion; the outstanding shares of Common Stock have been duly authorized and validly issued and are fully paid and non-assessable; the Shares (including the Firm Shares and Option Shares, if any) to be sold by the Company pursuant to this Agreement have been duly authorized and, when issued and paid for as contemplated by this Agreement, will be validly issued, fully paid and non-assessable; no liens, encumbrances, preemptive or similar rights of shareholders set forth in the Company's Articles of Incorporation, or similar contractual rights to purchase, exist with respect to any of the Shares or the issue and sale thereof; and, to the knowledge of such counsel, no registration rights exist with respect to the capital stock of the Company which have not been satisfied or waived in connection with the offering of the Shares; and no further approval or authority of the shareholders or the Board of Directors of the Company is required for the sale of the Shares to be sold by the Company as contemplated hereby.

                          (iv) The authorized capital stock of the Company
conforms in all material respects as to legal matters to the description thereof contained in the Prospectus, and the certificates evidencing the Shares are in due and proper form under the California General Corporation Law.

                          (v) Except as specifically disclosed in the
Registration Statement and the consolidated financial statements of the Company, and the related notes thereto, to such counsel's knowledge, the Company does not have outstanding any options to purchase, or any preemptive rights or other rights to subscribe for or to purchase, any securities or obligations convertible into, or any contracts or commitments to issue or sell shares of its capital stock or the capital stock of any of the Subsidiaries or any such options, rights, convertible securities or obligations. The descriptions of the Company's stock option and other stock-based plans set forth in the Prospectus are accurate summaries and fairly present in all material respects the information required to be shown with respect to such plans and rights.

                          (vi) The Registration Statement has become effective
under the Act and, to the knowledge of such counsel, no stop order proceedings with respect thereto have been instituted or are pending or threatened under the Act and nothing has come to such counsel's attention to lead it to believe that such proceedings are contemplated; any required filing of the Prospectus and any supplement thereto pursuant to Rule 424(b) of the Rules and Regulations has been made in the manner and within the time period required by such Rule 424(b).

                          (vii) The Registration Statement and the Prospectus
and each amendment or supplement thereto comply as to form in all material respects with the requirements of the Act and the Rules and Regulations thereunder (except that such counsel need express no opinion as to financial statements, notes thereto and related schedules and other financial information and statistical data included therein).

                          (viii) The statements (A) in the Prospectus under the
caption "Management -- Employee Benefit Plans," "Certain Transactions," "Principal Shareholders," "Description of Capital Stock" and "Shares Eligible for Future Sale" and (B) in the Registration Statement in Items 14 and 15, in each case insofar as such statements constitute summaries of documents, proceedings, or matters of law, fairly present the information called for with respect to such documents, proceedings, and matters of law and fairly summarize the matters referred to therein in all material respects.

                          (ix) Such counsel does not know of any contracts or
documents required to be filed as exhibits to the Registration Statement or described in the Registration Statement or the Prospectus which are not so filed or described as required, and such contracts and documents as are described in the Registration Statement or the Prospectus are accurately described in all material respects.

                          (x) To such counsel's knowledge, there is no legal
action, suit or proceeding pending or threatened against the Company or any Subsidiary of a character required to be disclosed in the Prospectus pursuant to the Act or the Rules and Regulations; to such counsel's knowledge, neither the Company nor any Subsidiary is a party to or subject to the provisions of, any injunction, judgment, decree or order of any court, regulatory body, administrative agency or other governmental body or agency which could have a material adverse effect on the business, condition (financial or otherwise), results of operations or prospects of the Company and the Subsidiaries, taken as a whole.

                          (xi) To such counsel's knowledge, the execution,
delivery and performance of this Agreement and the consummation of the transactions herein contemplated do not and will not: (a) violate any of the provisions of the articles of incorporation or bylaws of the Company or comparable organizational or governing documents of either Subsidiary; (b) to such counsel's knowledge, violate any statute, injunction, judgment, order, decree, rule or regulation of any court or any governmental, regulatory or administrative body or agency having jurisdiction over the Company, either of the Subsidiaries, or any of their property (other than as may be required by the NASD with respect to compensation of underwriters or as required by state securities or blue sky laws as to which such counsel need express no opinion); and (c) conflict with, or result in the breach or violation of, any of the terms or provisions of, or constitute, either by itself or with the giving of notice or the passage of time or both, a default under any agreement, mortgage, deed of trust, lease, franchise, license, indenture, permit or other instrument known to such counsel to which the Company or any Subsidiary is a party or by which the Company or any Subsidiary or any of their property is or may be bound or affected, except if such breach, violation or default would not have a material adverse effect on the business, condition (financial or otherwise), results of operations or prospects of the Company and the Subsidiaries, taken as a whole.

                          (xii) The Company has the corporate power and
authority to enter into this Agreement and to perform the transactions contemplated hereby. This Agreement has been duly authorized, executed and delivered by the Company.

                          (xiii) No approval, consent, order, authorization,
designation, declaration or filing by or with any regulatory, administrative or other governmental body is necessary in connection with the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby (other than as may be required by the NASD with respect to compensation of the Underwriters or as required by state securities and blue sky laws as to which such counsel need express no opinion), except such as have been obtained or made and are in full force and effect, specifying the same.

                          (xiv) The Company will not, upon the consummation of
the transactions contemplated hereby, be an "investment company," or a "promoter" or "principal underwriter" or a "registered investment company," as such terms are defined in the Investment Company Act of 1940, as amended.

                          (xv) The Shares have been duly authorized for listing
on the National Market System of the National Association of Securities Dealers Automatic Quotation System, subject to official notice of issuance.

                          In rendering such opinions, such counsel may rely as
to matters governed by laws other than the laws of the State of California and the federal laws of the United States, on local counsel in such jurisdictions, provided that in each case such counsel shall state that they believe that they and the Underwriters are justified in relying on such other counsel.

                          In addition to the matters set forth above, such
opinion shall also include a statement to the effect that nothing has come to the attention of such counsel which causes them to believe that the Registration Statement, or any amendment thereto, at the time the Registration Statement or amendment became effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Prospectus or any amendment or supplement thereto, at the time it was filed pursuant to Rule 424(b) or at the Closing Date or the Option Closing Date, as the case may be, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading (except that such counsel need express no view as to financial statements, notes thereto and related schedules and the other financial information and statistical data included therein). With respect to such statement, such counsel may state that their belief is based upon the procedures set forth in their opinion, but is without independent check and verification.

                  (c) The Representatives shall have received on the Closing Date or the Option Closing Date, as the case may be, the opinion of Hogan & Hartson, L.L.P., special regulatory counsel for the Company, dated the Closing Date or the Option Closing Date, as the case may be, addressed to the Underwriters to the effect that the statements in the Prospectus under the captions "Risk Factors-Lack of Regulatory Approvals," "Risk Factors-Extensive Government Regulation," "Risk Factors - Limitations on Third-Party Reimbursement," "Business-Government Regulation--United States," and "Business-Third Party Reimbursement," insofar as such statements purport to summarize applicable provisions of the Federal Food, Drug, and Cosmetic Act, as amended, and the regulations promulgated thereunder, and Title XVIII of the Social Security Act, as amended, and the regulations promulgated thereunder, have been reviewed by such counsel and are accurate summaries in all material respects of the provisions purported to be summarized under such captions in the Prospectus.

                  In addition, such counsel shall state that, although they have not verified the accuracy or completeness of the statements contained in the Registration Statement or the Prospectus, nothing has come to the attention of such counsel that caused them to believe that, at the time the Registration Statement became effective, the statements made under the captions "Risk Factors-Lack of Regulatory Approvals," "Risk Factors-Extensive Government Regulation," "Risk Factors-Limitations on Third-Party Reimbursement," "Business-Government Regulation--United States," and "Business-Third Party Reimbursement" in the Registration Statement and Prospectus contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statement therein not misleading, or that at the Closing Date or the Option Closing Date, as the case may be, the statements made under the captions "Risk Factors-Lack of Regulatory Approvals," "Risk Factors-Extensive Government Regulation," "Risk Factors-Limitations on Third-Party Reimbursement," "Business-Government Regulation--United States," and "Business-Third Party Reimbursement" in the Registration Statement and Prospectus contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements made therein, in light of the circumstances under which they were made, not misleading. In rendering such opinion, such counsel may state that they have not independently verified nor do they take any responsibility for nor are they addressing in any way any advents of fact, any statements concerning state or foreign law or any legal conclusions or statements of belief attributable to the Company.

                  (d) The Representatives shall have received on the Closing Date or the Option Closing Date, as the case may be, the opinion of Covington & Burling, special international regulatory counsel for the Company, dated the Closing Date or the Option Closing Date, as the case may be, addressed to the Underwriters, to the effect that the statements in the Registration Statement and the Prospectus under the captions "Risk Factors-Lack of Regulatory Approvals,"

"Risk Factors Extensive Government Regulation," "Risk Factors-Limitations on Third-Party Reimbursements," "Business-Third Party Reimbursement" and "Business-Government Regulation--International," insofar as such statements purport to summarize applicable provisions of international regulatory requirements, have been reviewed by such counsel and are accurate summaries in all material respects of the provisions purported to be summarized under such captions in the Registration Statement and the Prospectus.

                  In addition, such counsel shall state that, although they have not verified the accuracy or completeness of the statements contained in the Registration Statement or the Prospectus, nothing has come to the attention of such counsel that caused them to believe that, at the time the Registration Statement became effective, the statements made under the captions "Risk Factors-Lack of Regulatory Approvals," "Risk Factors-Extensive Government Regulation," "Risk Factors-Limitations on Third-Party Reimbursement," "Business-Government Regulation--International," and "Business-Third Party Reimbursement" in the Registration Statement and Prospectus contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statement therein not misleading, or that at the Closing Date or the Option Closing Date, as the case may be, the statements made under the captions "Risk Factors-Lack of Regulatory Approvals," "Risk Factors-Extensive Government Regulation," "Risk Factors-Limitations on Third-Party Reimbursement," "Business-Government Regulation--International," and "Business-Third Party Reimbursement" in the Registration Statement and Prospectus contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements made therein, in light of the circumstances under which they were made, not misleading. In rendering such opinion, such counsel may state that they have not independently verified nor do they take any responsibility for nor are they addressing in any way any advents of fact, any statements concerning state or foreign law or any legal conclusions or statements of belief attributable to the Company.

                  (e) The Representatives shall have received on the Closing Date or the Option Closing Date, as the case may be, the opinion of Flehr, Hohbach, Test et al., special patent counsel for the Company, dated the Closing Date or the Option Closing Date, as the case may be, addressed to the Underwriters to the effect that:

                          (i) The statements in the Registration Statement under
the captions "Risk Factors-Potential Patent Infringement in Japan," "Risk Factors - Dependence on Patents and Proprietary Rights," and "Business-Patents and Proprietary Rights" and other statements in the Registration Statement and Prospectus that discuss patents, patent rights and other proprietary rights, to the extent that they constitute matters of law, summaries of legal matters, documents or proceedings, or legal conclusions, are accurate and complete statements or summaries of the matters therein set forth.

                          (ii) Such counsel is not aware of any patent, patent
right or other proprietary right of others which would prevent the conduct of the business of the Company now being or currently proposed to be conducted by the Company as described in the Prospectus; and such counsel is not aware of any rights of third parties to, or any infringement by third parties of, any of the Company's patents, patent rights or other proprietary rights.

                          (iii) To such counsel's knowledge, there is no pending
or threatened action, suit, proceeding or claim by others, domestic or international, that the Company is violating any patents, patent rights, or other proprietary rights of others; or otherwise challenging the validity or scope of any such patents, patent rights, and other proprietary rights thereto of others.

                          In addition, such counsel shall state that, although
they have not verified the accuracy or completeness of the statements contained in the Registration Statement or the Prospectus, nothing has come to the attention of such counsel that caused them to believe that, at the time the Registration Statement became effective, the description of the Company's patents, patent rights and other proprietary rights matters and the statements made under the captions "Risk Factors-Potential Patent Infringement in Japan," "Risk Factors-Reliance on Patents and Protection of Proprietary Rights," and "Business-Patents and Proprietary Rights" in the Registration Statements and Prospectus contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or at the Closing Date or the Option Closing Date, as the case may be, the description of the patent, patent rights and other proprietary rights, situation of the Company and the statements made under the captions "Risk Factors-Potential Patent Infringement in Japan," "Risk Factors-Reliance on Patents and Protection of Proprietary Rights," and "Business-Patents and Proprietary Rights" in the Registration Statement and Prospectus contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements made therein, in light of the circumstances under which they were made, not misleading.

                  (f) The Representatives shall have received from Venture Law Group, A Professional Corporation, counsel for the Underwriters, an opinion dated the Closing Date or the Option Closing Date, as the case may be, covering the matters referred to in paragraphs 6(b)(i), (vi), (vii) (but only as to the statements under the captions "Description of Capital Stock" and "Underwriting," and (xi) (but only as to the second sentence thereof) of paragraph 6(a) above and with regard to the second paragraph following subparagraph (xii) of paragraph 6(a) above.

                  (g) The Representatives shall have received at or prior to the Closing Date from Venture Law Group, A Professional Corporation, a memorandum or summary, in form and substance satisfactory to the Representatives, with respect to the qualification for offering and sale by the Underwriters of the Shares under the state securities or blue sky laws of such jurisdictions as the Representatives may reasonably have designated to the Company.

                  (h) The Representatives shall have received on the effective date of the Registration Statement, the Closing Date or the Option Closing Date, as the case may be, a signed letter from KPMG Peat Marwick LLP, dated the effective date of the Registration Statement, the Closing Date or the Option Closing Date, as the case may be, which shall confirm, on the basis of a review in accordance with the procedures set forth in the letter signed by such firm and dated and delivered to the Representatives on the date hereof, that nothing has come to their attention during the period from the date five days prior to the date hereof, to a date not more than five days prior to the Closing Date or the Option Closing Date, as the case may be, which would require any change in their letter dated the date hereof if it were required to be dated and delivered on the Closing Date or the Option Closing Date, as the case may be. All such letters shall be in form and substance satisfactory to the Representatives.

                  (i) The Representatives shall have received on the Closing Date or the Option Closing Date, as the case may be, a certificate or certificates of the Chief Executive Officer and the Chief Financial Officer of the Company to the effect that, as of the Closing Date or the Option Closing Date, as the case may be, each of them as an officer of the Company severally represents as follows:

                          (i) The Registration Statement has become effective
under the Act and no stop order suspending the effectiveness of the Registration Statement has been issued, and, to his knowledge, no proceedings for such purpose have been taken or are contemplated by the Commission.

                          (ii) He does not know of any litigation instituted or
threatened against the Company of a character required to be disclosed in the Registration Statement which is not so disclosed; he does not know of any material contract required to be filed as an exhibit to the Registration Statement which is not so filed; and the representations and warranties of the Company contained in Section 1 hereof are true and correct as of the Closing Date or the Option Closing Date, as the case may be.

                          (iii) He has carefully examined the Registration
Statement and the Prospectus and, to his knowledge, as of the effective date of the Registration Statement, the statements contained in the Registration Statement were true and correct, and such Registration Statement and Prospectus did not omit to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading and, to his knowledge, since the effective date of the Registration Statement, no event has occurred which should have been set forth in a supplement to or an amendment of the Prospectus which has not been so set forth in such supplement or amendment.

                  (j) The Company shall have furnished to the Representatives such further certificates and documents confirming the representations and warranties contained herein and related matters as the Representatives may reasonably have requested.

                  (k) The Firm Shares and Option Shares, if any, have been approved for listing on the Nasdaq National Market.

                  The opinions and certificates mentioned in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in all material respects satisfactory to the Representatives and to Venture Law Group, A Professional Corporation, counsel for the Underwriters.

                  If any of the conditions herein above provided for in this
Section 6 shall not have been fulfilled when and as required by this Agreement to be fulfilled, the obligations of the Underwriters hereunder may be terminated by the Representatives by notifying the Company of such termination in writing or by telegram at or prior to the Closing Date or the Option Closing Date, as the case may be.

                  In such event, the Company and the Underwriters shall not be under any obligation to each other (except to the extent provided in Sections 5 and 8 hereof).

         7. CONDITIONS OF THE OBLIGATIONS OF THE COMPANY. The obligations of the Company to sell and deliver the portion of the Shares required to be delivered as and when specified in this Agreement are subject to the conditions that at the Closing Date or the Option Closing Date, as the case may be, no stop order suspending the effectiveness of the Registration Statement shall have been issued and in effect or proceedings therefor initiated or threatened.

         8. INDEMNIFICATION.

                  (a) The Company agrees to indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of the Act against any losses, claims, damages, or liabilities to which such Underwriter or such controlling person may become subject under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, any Preliminary Prospectus, the Prospectus or any amendment or supplement thereto, or (ii) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each Underwriter and each such controlling person for any legal or other expenses reasonably incurred by such Underwriter or such controlling person in connection with investigating or defending any such loss, claim, damage, liability, action or proceeding; provided, however, that (i) the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement, or omission or alleged omission, made in the Registration Statement, any Preliminary Prospectus, the Prospectus, or any such amendment or supplement, in reliance upon and in conformity with written information furnished to the Company by or through the Representatives specifically for use therein (which the parties hereto agree is limited solely to that information contained on the cover page of the Preliminary Prospectus or Prospectus or in the section thereof entitled "Underwriting"); and (ii) that the Company shall not be liable to any Underwriter with respect to any Preliminary Prospectus to the extent that any loss, claim, damage or liability of such Underwriter results from the fact that such Underwriter sold Shares to a person to whom there was not given or sent, at or prior to the written confirmation of such sale, a copy of the Prospectus or of the Prospectus as then amended or supplemented in any case where such delivery is required by the Act if the Company has previously furnished copies thereof to such Underwriter and the loss, claim, damage or liability of such Underwriter results from an untrue statement or omission of a material fact contained in the Preliminary Prospectus which was corrected in the Prospectus (or the Prospectus as amended or supplemented). This indemnity agreement will be in addition to any liability which the Company may otherwise have.

                  (b) Each Underwriter will indemnify and hold harmless the Company, each of its directors, each of its officers who have signed the Registration Statement and each person, if any, who controls the Company within the meaning of the Act, against any losses, claims, damages, or liabilities to which the Company or any such director, officer, or controlling person may become subject under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, any Preliminary Prospectus, the Prospectus or any amendment or supplement thereto, or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; and will reimburse any legal or other expenses reasonably incurred by the Company or any such director, officer, or controlling person in connection with investigating or defending any such loss, claim, damage, liability, action or proceeding; provided, however, that each Underwriter will be liable in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission has been made in the Registration Statement, any Preliminary Prospectus, the Prospectus or such amendment or supplement, in reliance upon and in conformity with written information furnished to the Company by or through the Representatives specifically for use therein (which the parties hereto agree is limited solely to that information contained on the cover page of the Preliminary Prospectus or Prospectus or in the section thereof entitled "Underwriting"). This indemnity agreement will be in addition to any liability which such Underwriter may otherwise have.

                  (c) In case any proceeding (including any governmental investigation) shall be instituted involving any person in respect of which indemnity may be sought pursuant to this Section 8, such person (the "indemnified party") shall promptly notify the person against whom such indemnity may be sought (the "indemnifying party") in writing. No indemnification provided for in Section 8(a) or (b) shall be available to any party who shall fail to give notice as provided in this Section 8(c) if the party to whom notice was not given was unaware of the proceeding to which such notice would have related and was prejudiced by the failure to give such notice, but the failure to give such notice shall not relieve the indemnifying party or parties from any liability which it or they may have to the indemnified party for contribution or otherwise than on account of the provisions of Section 8(a) or (b). In case any such proceeding shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party and shall pay as incurred the fees and disbursements of such counsel related to such proceeding. In any such proceeding, any indemnified party shall have the right to retain its own counsel at its own expense. Notwithstanding the foregoing, the indemnifying party shall pay as incurred the fees and expenses of the counsel retained by the indemnified party in the event
(i) the indemnifying party and the indemnified party shall have mutually agreed to the retention of such counsel or (ii) the named parties to any such proceeding (including any impleaded parties) include both the indemnifying party and the indemnified party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them (based on advice of counsel to the indemnified party). It is understood that the indemnifying party shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the reasonable fees and expenses of more than one separate firm for all such indemnified parties. Such firm shall be designated in writing by you in the case of parties indemnified pursuant to Sections 8(a) and by the Company in the case of parties indemnified pursuant to Section 8(b). The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment.

                  (d) If the indemnification provided for in this Section 8 is unavailable or insufficient to hold harmless an indemnified party under Section 8(a) or (b) above in respect of any losses, claims, damages, or liabilities (or actions or proceedings in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, or liabilities (or actions or proceedings in respect thereof) in such proportion as is appropriate to reflect the relative benefits `received by the Company on the one hand and the Underwriters on the other from the offering of the Shares. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law or if the indemnified party failed to give the notice required under Section 8(c) above, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company on the one hand and the Underwriters on the other in connection with the statements or omissions which resulted in such losses, claims, damages, or liabilities (or actions or proceedings in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company bears to the total underwriting discounts and commissions received by the Underwriters, in each case as set forth in the table on the cover page of the Prospectus. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or the Underwriters on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

                  The Company and the Underwriters agree that it would not be just and equitable if contributions pursuant to this Section 8(d) were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section 8(d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages, or liabilities (or actions or proceedings in respect thereof) referred to above in this Section 8(d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Subsection (d), (i) no Underwriter shall be required to contribute any amount in excess of the underwriting discounts and commissions applicable to the Shares purchased by such Underwriter, and (ii) no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations in this Section 8(d) to contribute are several in proportion to their respective underwriting obligations and not joint.

                  (e) In any proceeding relating to the Registration Statement, any Preliminary Prospectus, the Prospectus or any supplement or amendment thereto, including any document incorporated by reference therein, each party against whom contribution may be sought under this Section 8 hereby consents to the jurisdiction of any court having jurisdiction over any other contributing party, agrees that process issuing from such court may be served upon him or it by any other contributing party and consents to the service of such process and agrees that any other contributing party may join him or it as an additional defendant in any such proceeding in which such other contributing party is a party.

         9. DEFAULT BY UNDERWRITERS. If on the Closing Date or the Option Closing Date, as the case may be, any Underwriter shall fail to purchase and pay for the portion of the Shares which such Underwriter has agreed to purchase and pay for on such date (otherwise than by reason of any default on the part of the Company), you, as Representatives of the Underwriters, shall use your best efforts to procure within 24 hours thereafter one or more of the other Underwriters, or any others, to purchase from the Company such amounts as may be agreed upon and upon the terms set forth herein, the Firm Shares or Option Shares, as the case may be, which the defaulting Underwriter or Underwriters failed to purchase. If during such 24 hours you, as such Representatives, shall not have procured such other Underwriters, or any others, to purchase the Firm Shares or Option Shares, as the case may be, agreed to be purchased by the defaulting Underwriter or Underwriters, then (a) if the aggregate number of shares with respect to which such default shall occur does not exceed 10% of the Firm Shares or Option Shares, as the case may be, covered hereby, the other Underwriters shall be obligated, severally, in proportion to the respective numbers of Firm Shares or Option Shares, as the case may be, which they are obligated to purchase hereunder, to purchase the Firm Shares or Option Shares, as the case may be, which such defaulting Underwriter or Underwriters failed to purchase, or (b) if the aggregate number of Firm Shares or Option Shares, as the case may be, with respect to which such default shall occur exceeds 10% of the Firm Shares or Option Shares, as the case may be, covered hereby, the Company or you as the Representatives of the Underwriters will have the right, by written notice given within the next 24-hour period to the parties to this Agreement, to terminate this Agreement without liability on the part of the nondefaulting Underwriters or of the Company except to the extent provided in Section 8 hereof. In the event of a default by any Underwriter or Underwriters, as set forth in this Section 9, the Closing Date or Option Closing Date, as the case may be, may be postponed for such period, not exceeding seven days, as you, as Representatives, may determine in order that the required changes in the Registration Statement or in the Prospectus or in any other documents or arrangements may be effected. The term "Underwriter" includes any person substituted for a defaulting Underwriter. Any action taken under this Section 9 shall not relieve any defaulting Underwriter from liability in respect of any default of such Underwriter under this Agreement.

         10. NOTICES. All communications hereunder shall be in writing and, except as otherwise provided herein, will be mailed, delivered or telegraphed and confirmed as follows: if to the Underwriters to Alex. Brown & Sons Incorporated, 135 East Baltimore Street, Baltimore, Maryland 21202, Attention:
Syndicate; and if to the Company, to Norian Corporation, 10260 Bubb Road, Cupertino, CA 95014, Attention: Brent R. Constanz.

         11. TERMINATION. This Agreement may be terminated by you by notice to the Company as follows:

                  (a) at any time prior to the earlier of (i) the time the Shares are released by you for sale by notice to the Underwriters, or (ii) 11:30 A.M., Baltimore time, on the first business day following the date of this Agreement;

                  (b) at any time prior to the Closing Date if any of the following has occurred: (i) since the respective dates as of which information is given in the Registration Statement and the Prospectus, any material adverse change or any development involving a prospective material adverse change in or affecting the business, condition (financial or otherwise), results of operations, or management of the Company, whether or not arising in the ordinary course of business, (ii) any outbreak or escalation of hostilities or declaration of war or national emergency after the date hereof or other national or international calamity or crisis or change in economic or political conditions if the effect of such outbreak, escalation, declaration, emergency, calamity, crisis or change on the financial markets of the United States would, in your reasonable judgment, make the offering or delivery of the Shares impracticable, (iii) suspension of trading in securities on the New York Stock Exchange or the American Stock Exchange or limitation on prices (other than limitations on hours or number of days of trading) for securities on either such Exchange, (iv) the enactment, publication, decree or other promulgation of any federal or state statute, regulation, rule or order of any court or other governmental authority which in your reasonable opinion materially and adversely affects or will materially or adversely affect the business or operations of the Company, (v) declaration of a banking moratorium by either federal or New York State authorities, or (vi) the taking of any action by any federal, state or local government or agency in respect of its monetary or fiscal affairs which in your reasonable opinion has a material adverse effect on the securities markets in the United States; or

                  (c) as provided in Sections 6 and 9 of this Agreement.

                  This Agreement may also be terminated by you, by notice to the Company, as to any obligation of the Underwriters to purchase the Option Shares, upon the occurrence at any time prior to the Option Closing Date of any of the events described in subparagraph (b) above or as provided in Sections 6 and 9 of this Agreement.

         12. SUCCESSORS. This Agreement has been and is made solely for the benefit of the Underwriters, and the Company and their respective successors, executors, administrators, heirs and assigns, and the officers, directors and controlling persons referred to herein, and no other person will have any right or obligation hereunder. The term "successors" shall not include any purchaser of the Shares merely because of such purchase.

         13. MISCELLANEOUS. The reimbursement, indemnification and contribution agreements contained in this Agreement and the representations, warranties and covenants in this Agreement shall remain in full force and effect regardless of
(a) any termination of this Agreement, (b) any investigation made by or on behalf of any Underwriter or controlling person thereof, or by or on behalf of the Company or its directors or officers and (c) delivery of and payment for the Shares under this Agreement.

                  This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

                  This Agreement shall be governed by, and construed in accordance with, the laws of the State of California.

         If the foregoing letter is in accordance with your understanding of our agreement, please sign and return to us the enclosed duplicates hereof, whereupon it will become a binding agreement among the Company and the several Underwriters in accordance with its terms.

                                    Very truly yours,

                                    NORIAN CORPORATION

                                    By:
                                           -------------------------------------
                                           Brent R. Constanz
                                           President and Chief Executive Officer


The foregoing Underwriting Agreement is hereby confirmed and accepted as of the date first above written.

ALEX. BROWN & SONS INCORPORATED
ROBERTSON, STEPHENS & COMPANY
As Representatives of the
several Underwriters listed
on Schedule I

By:   ALEX. BROWN & SONS INCORPORATED

       By
           -------------------------------------
                  Authorized Officer

                                   SCHEDULE I

                            SCHEDULE OF UNDERWRITERS

                                                                Number of
                                                               Firm Shares
Underwriter                                                  to be Purchased
- -----------                                                  ---------------

Alex. Brown & Sons Incorporated
Robertson, Stephens & Company